Exhibit 99.1

TENDER AND SUPPORT AGREEMENT

TENDER AND SUPPORT AGREEMENT (this “Agreement”) dated as of March 17 2015 between Microsemi Corporation, a Delaware corporation (“Parent”), LLIU100 Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Purchaser”), and certain stockholders of Vitesse Semiconductor Corporation, a Delaware corporation (the “Company”), listed on Annex I (each, a “Stockholder”), each an owner of Company Shares.

RECITALS

WHEREAS, as of the date hereof, each Stockholder on Annex I is the holder of the number of Company Shares, Company Stock Options and Company RSUs set forth opposite such Stockholder’s name (all such directly or indirectly owned Company Shares and Company Stock Options that are outstanding as of the date hereof, together with any Company Shares and Company Stock Options that are hereafter issued to or otherwise directly or indirectly acquired or beneficially owned by any Stockholder prior to the termination of this Agreement, including pursuant to any exercise of Company Stock Options or any settlement of Company RSUs, acquisition by purchase, or stock dividend, distribution, split-up, recapitalization, combination or similar transaction (including any Company Shares and Company Stock Options acquired or otherwise beneficially owned by such Stockholder after the date hereof including Company Shares acquired upon the exercise of Company Stock Options or the settlement of Company RSUs after the date hereof (collectively “After-Acquired Shares”), collectively, the “Subject Shares”));

WHEREAS, as a condition to their willingness to enter into the Agreement and Plan of Merger (the “Merger Agreement”) dated as of the date hereof among Parent, Purchaser and the Company, Parent and Purchaser have required that each Stockholder, and in order to induce Parent and Purchaser to enter into the Merger Agreement each Stockholder has agreed to, enter into this Agreement; and

WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement, and the other definitional and interpretative provisions set forth in Sections 1.1 and 10.9 of the Merger Agreement shall apply hereto as if such provisions were set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO TENDER AND VOTE

Section 1.1           Agreement to Tender.   Subject to the terms of this Agreement, each Stockholder agrees to tender or cause to be tendered in the Offer all of such Stockholder’s Subject Shares (other than Company Stock Options that are not exercised or Company RSUs that do not settle during the term of this Agreement) pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances, except for Permitted Encumbrances (as defined below).  Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than ten (10) business days (as defined in Rule 14d-1(g)(3) of the Exchange Act) after, the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer (or in the case of any After-Acquired Shares directly or indirectly acquired subsequent to such tenth (10th) business day, no later than five (5) business days after such acquisition), each Stockholder shall deliver pursuant to the terms of the Offer (a) a letter of transmittal with respect to all of such Stockholder’s Subject Shares complying with the terms of the Offer, (b) a certificate representing all such Subject Shares that are certificated, or an “agent’s message” (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry share of any uncertificated Subject Shares, and (c) all other documents or instruments required to be delivered by other stockholders of the Company pursuant to the terms of the Offer (it being understood that this sentence shall not apply to Company Stock Options that are not exercised or Company RSUs that do not settle during the term of this Agreement). Each Stockholder agrees that, once any of such Stockholder’s Subject Shares are tendered, such Stockholder will not withdraw such Subject Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Section 5.3.

Section 1.2.       Agreement to Vote.  Subject to the terms of this Agreement, each Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall, in each case to the fullest extent that such Stockholder’s Subject Shares are entitled to vote thereon: (a) appear (in person or by proxy) at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Shares (i) against any action or agreement that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of any Stockholder contained in this Agreement, or (B) result in any of the conditions set forth in Article 8 or Annex A of the Merger Agreement not being satisfied in a timely manner; (ii) against any change in the Company Board; (iii) against any Acquisition Proposal and against any other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Offer or the Merger or the other transactions contemplated by the Merger Agreement, including (x) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Offer and the Merger); (y) a sale, lease, license or transfer of a material amount of assets (including, for the avoidance of doubt, Intellectual Property Rights) of the Company or any reorganization, recapitalization or liquidation of the Company, or (z) any change in the present capitalization of the Company or any amendment or other change to the Certificate of Incorporation or Company Bylaws, in each case, to the extent not expressly permitted by the Merger Agreement; and (iv) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement, which is considered at any such meeting of stockholders, and in connection therewith to execute any documents reasonably requested by

Parent which are necessary or appropriate in order to effectuate the foregoing. Subject to the proxy granted under Section 1.3 below, each Stockholder shall retain at all times the right to vote the Subject Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.2 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

Section 1.3           Irrevocable Proxy.  In order to secure the performance of such Stockholder’s obligations under this Agreement, by entering into this Agreement, such Stockholder hereby irrevocably grants a proxy appointing each executive officer of Purchaser as such Stockholder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in its name, to vote, express consent or dissent, or otherwise to utilize such voting power to the full extent of such Stockholders’ voting rights with respect to all such Stockholders’ Subject Shares (which proxy is irrevocable and which appointment is coupled with an interest, including for purposes of Section 212 of the DGCL) to vote, and to execute written consents with respect to, all such Stockholders’ Subject Shares solely on the matters described in Section 1.2.  Such Stockholder hereby further affirms that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement and that such irrevocable proxy is coupled with an interest and may under no circumstances be revoked.  Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done pursuant to the terms hereof.  Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL.  Notwithstanding the foregoing, the proxy granted by such Stockholder pursuant to this Section 1.3 shall automatically terminate, without any notice or other action by any person, upon termination of this Agreement in accordance with its terms.  Such Stockholder hereby revokes any and all previous proxies granted with respect to its Subject Shares.  If any Stockholder is the beneficial owner, but not the record owner, of any of the Subject Shares, such Stockholder shall cause the record owner thereof to execute and grant an irrevocable proxy conforming to the above provisions of this Section 1.3.  Each Stockholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein. Such proxy shall automatically terminate upon the valid termination of this Agreement in accordance with its terms. Parent may terminate this proxy with respect to a Stockholder at any time at its sole election by written notice provided to such Stockholder.

Section 1.4Return of Subject Shares.  If the Offer is terminated or withdrawn, or the Merger Agreement is terminated prior to the purchase of the Subject Shares in the Offer or if this Agreement is otherwise terminated in accordance with the terms hereof, Parent and Purchaser shall promptly return, and shall cause any depositary acting on behalf of Parent and Purchaser to return, all Subject Shares (and any other Shares) tendered by any Stockholder in the Offer to such Stockholder.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder, on its own account with respect to the Subject Shares, represents and warrants to Parent and Purchaser as to itself, severally and not jointly, that:

Section 2.1           Organization; Authorization; Binding Agreement. If such Stockholder is not a natural person, such Stockholder is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and the execution, delivery and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby are within such Stockholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of such Stockholder.  If such Stockholder is a natural person, the execution, delivery and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby are within his or her legal capacity and requisite powers, and if this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to execute, deliver and perform this Agreement.  This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar applicable Law, now or hereafter in effect, affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. If such Stockholder is married, and any of the Subject Shares of such Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly executed and delivered by such Stockholder’s spouse and, assuming the due authorization, execution and delivery hereof by Parent and Purchaser, is enforceable against such Stockholder’s spouse in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar applicable Law, now or hereafter in effect, affecting creditors’ rights generally and the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

Section 2.2           Non-Contravention.  The execution, delivery and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) if such Stockholder is not a natural person, violate, contravene or conflict with or result in any breach of any provision of any certificate of incorporation, bylaws or other organizational documents of such Stockholder, (ii) violate any applicable Law applicable to such Stockholder, (iii) require any consent, approval, authorization or permit of, or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation, modification or acceleration, or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right, or to a loss of any benefit to which such Stockholder is entitled under any of the terms, conditions or provisions of any note, license, agreement, contract, indenture or other instrument or obligation to which such Stockholder or any of its Subject Shares is bound, (iv) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien on any asset of such Stockholder (other than one created by Parent or Purchaser or otherwise pursuant to this Agreement) or (v) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Stockholder or by which any of its assets are bound, in the cases of (iii) or (iv) above, that could reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.  No governmental licenses, authorizations, permits, consents or approvals are required in connection with the execution and delivery of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated hereby, except for applicable requirements, if any, under the Exchange Act and any other applicable U.S. state or federal securities laws.

Section 2.3           Absence of Litigation.  As of the date hereof, there is no Action pending against, or, to the knowledge of such Stockholder, threatened against or otherwise affecting, such Stockholder or any of its properties or assets (including such Stockholder’s Subject Shares) that could reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

Section 2.4           Ownership of Subject Shares; Total Shares.  Such Stockholder is the record and / or beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of all of its Subject Shares and, as of the date of Purchaser’s acceptance of the Subject Shares in the Offer, such Stockholder will have good, valid and marketable title to all of the Subject Shares, in each case, free and clear of any Liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements inconsistent with this Agreement or the transactions contemplated hereby, or any other material encumbrances, limitations or restrictions whatsoever on title, transfer or exercise of any rights of a stockholder in respect of such Subject Shares (including any restrictions on the right to vote or otherwise transfer such Subject Shares) (collectively, “Encumbrances”), except for any such Encumbrance that may be imposed pursuant to (i) this Agreement and (ii) any applicable restrictions on transfer under the Securities Act or any state securities laws (collectively, “Permitted Encumbrances”).  As of the date hereof, such Stockholder does not own, beneficially or otherwise, any Company Securities other than as set forth opposite such Stockholder’s name in Annex I.

Section 2.5           Voting Power.  Such Stockholder has full voting power, with respect to all such Stockholder’s Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein, and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Subject Shares.  None of such Stockholder’s Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

Section 2.6           Finder’s Fees.  Except as provided in the Merger Agreement, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from the Company or any Company Subsidiary in connection with the transactions contemplated by the Merger Agreement or this Agreement based solely upon any arrangement or agreement made by or on behalf of such Stockholder.

Section 2.7           Reliance by Parent.  Such Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery and performance of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER

Each of Parent and Purchaser hereby, jointly and severally, represents and warrants to the Stockholders as follows:

Section 3.1   Organization; Authorization; Binding Agreement.  Each of Parent and Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the execution, delivery and performance by Parent and Purchaser of this Agreement and the consummation of the transactions contemplated hereby are within Parent’s and Purchaser’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Parent and Purchaser.  This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of Parent and Purchaser enforceable against Parent and Purchaser in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar applicable Law, now or hereafter in effect, affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

ARTICLE IV

OTHER COVENANTS OF THE STOCKHOLDERS

Subject to Section 1.3, each Stockholder hereby covenants and agrees as to itself, severally and not jointly, that:

Section 4.1   No Transfers; No Inconsistent Arrangements.

(a)        Except as provided hereunder or under the Merger Agreement, such Stockholder shall not, directly or indirectly, (i) transfer, sell, assign, gift, pledge, hedge, hypothecate or otherwise dispose (including, for the avoidance of doubt, by depositing, submitting or otherwise tendering any such Subject Shares into any tender or exchange offer) of or entering into of any derivative instrument with respect to such Subject Shares (collectively, “Transfer”), or consent to or permit any such Transfer of, any or all of its Subject Shares, or any interest therein, (ii) create, agree to create or voluntarily permit to exist any Encumbrance, other than any Permitted Encumbrances, on any such Subject Shares, (iii) enter into any Contract with respect to any transfer of such Subject Shares or any interest therein, (iv) grant or permit the grant of any proxy, power of attorney or other authorization or consent in or with respect to such Subject Shares, (v) deposit or permit the deposit of such Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Subject Shares or (vi) take, agree to take or voluntarily permit any other action that would in any way restrict, limit or interfere with the performance of its obligations under this Agreement or the transactions contemplated hereby or otherwise make any representation or warranty of each Stockholder herein untrue or incorrect.  Notwithstanding the foregoing, such Stockholder may make transfers of Subject Shares by will or by operation of law, in which case the Subject Shares shall continue to be bound by this Agreement and provided that each transferee agrees in writing to be bound by the terms and conditions of this Agreement. If any involuntary transfer of any of such Stockholder’s Subject Shares in the Company shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.

(b)        Any attempted transfer of Subject Shares, or any interest therein, in violation of this Section 4.1 shall be null and void.  In furtherance of this Agreement, such Stockholder shall and hereby does authorize the Company to notify the Company’s transfer agent that there is a stop transfer restriction with respect to all of its Subject Shares (and that this Agreement places limits on the voting and transfer of its Subject Shares) pursuant to the terms of this Agreement; provided, that any such stop transfer restriction shall terminate automatically, without any notice or other action by any person, upon the termination of this Agreement in accordance with Section 5.3 and, upon such event, Parent and the Company shall promptly notify the Company’s transfer agent of such termination.

Section 4.2   No Exercise of Appraisal Rights.           Such Stockholder forever waives and agrees not to exercise any appraisal rights or dissenters’ rights in respect of its Subject Shares which may arise with respect to the Merger.

Section 4.3   Legends.  If so requested by Parent, such Stockholder agrees that its Subject Shares shall bear a legend stating that they are subject to this Agreement; provided, that the Company shall remove such legend upon the Termination Date.

Section 4.4   Documentation and Information.           Such Stockholder (i) subject to reasonable prior written notice to such Stockholder, consents to and authorizes the publication and disclosure by Parent and Purchaser of its identity and holding of Subject Shares, the nature of its commitments and obligations under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) and any other information, in each case, that Parent reasonably determines is required to be disclosed by applicable Law in any press release, the Offer Documents, or any other disclosure document in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, and such Stockholder acknowledges that Parent and Purchaser may, in parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority or securities exchange and (ii) agrees promptly to give to Parent any information it may reasonably require for the preparation of any such disclosure documents.  Such Stockholder agrees to promptly update any written information supplied by it specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

Section 4.5   Public Statement.  Such Stockholder shall not issue any press release or make any other public statement with respect to this Agreement, the Offer, the Merger Agreement or any transactions contemplated thereby without the prior consent of Parent and the Company, except (i) as may be required by applicable Law, (ii) in connection with any action or proceeding arising out of or relating to this Agreement covered by Section 5.7, or (iii) to communicate with its investors in quarterly or annual letters provided such communications are subject to standard confidentiality obligations.

Section 4.6.  Waiver of Certain Actions.  Each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Purchaser or any of their respective successors (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the consummation of the Offer or the Merger Closing) or (b) alleging a breach of any duty of the Company Board in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby.

Section 4.7.  No Solicitation.   Subject to Section 5.13, each Stockholder shall not, and shall cause its Affiliates and its and their respective directors, officers and employees not to, and shall direct and use its reasonable best efforts to cause its and its Affiliates’ respective other Representatives not to, directly or indirectly, (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that constitute or could reasonably be expected to lead to any Acquisition Proposal, (ii) provide any non-public information concerning the Company to any Person or group who has made or could reasonably be expected to make any Acquisition Proposal, or engage in any discussions or negotiations with respect to any Acquisition Proposal, (iii) otherwise cooperate with or assist or participate in, or facilitate, any such inquiries, proposals, offers, discussions or negotiations, or (iv) resolve or agree to do any of the foregoing. Each Stockholder shall, and shall cause its Affiliates and its and their respective directors, officers and employees to, and shall direct and use its reasonable best efforts to cause its and its Affiliates’ respective other Representatives to, immediately cease and cause to be terminated any solicitation, encouragement, discussion or negotiation with any Person or groups that may be ongoing with respect to any Acquisition Proposal or potential Acquisition Proposal.

Section 4.8   Adjustments.  In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

ARTICLE V

MISCELLANEOUS

Section 5.1   Notices.  All notices, requests and other communications to any party hereunder shall be in writing (including e-mail or facsimile transmission) and shall be given,

if to Parent or Purchaser:

Microsemi Corporation

One Enterprise

Aliso Viejo, CA  92656

Attention: Chief Executive Officer

with a copy (which shall not constitute notice) to:

O’Melveny & Myers LLP

2765 Sand Hill Road

Menlo Park, CA 94025

Facsimile No:  (650) 473-2601
Email: wlazarow@omm.com
Attention: Warren Lazarow, Esq.

if to any Stockholder, to it at that address specified on Annex I, with copies to the persons identified therein,

with a copy (which shall not constitute notice) to the Company:

Vitesse Semiconductor Corporation

4721 Calle Carga

Camarillo, California 93012

Facsimile No. (805)-910-3781

E-mail:  mcdermut@vitesse.com

Attention:  Martin S. McDermut

with a copy (which shall not constitute notice) to:

Stubbs Alderton & Markiles, LLP

15260 Ventura Boulevard, 20th Floor

Sherman Oaks, California 91403

Facsimile:	(818) 444-4520
E-mail:	jmcilvery@stubbsalderton.com
jfriedman@stubbsalderton.com
Attention:	John McIlvery
Jonathan Friedman

or to such other physical address, e-mail address or facsimile number as such party may hereafter specify for the purpose by notice to each other party hereto.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a business day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding business day.

Section 5.2   Further Assurances.   Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements and other instruments as Parent or Purchaser may reasonably request to carry out the transactions expressly set forth in this Agreement.  Parent and Purchaser shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents and other instruments as any other party may reasonably request to carry out the transactions contemplated by this Agreement.

Section 5.3   Termination.  This Agreement shall terminate automatically, without any notice or other action by any person, upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) the date the Offer shall have terminated or the Expiration Date shall have occurred, in each case without acceptance for payment of the Subject Shares pursuant to the Offer, (iv) the date of any material modification, waiver or amendment to any provision of the Merger Agreement that reduces the amount, changes the form or otherwise adversely affects the consideration payable to the Stockholder pursuant to the Merger Agreement as in effect on the date hereof, and (v) the mutual written consent of Parent, Purchaser and Stockholders holding a majority of the Subject Shares.  The date of any termination of this Agreement in accordance with this Section 5.3 shall be referred to herein as the “Termination Date.”  Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement and the power of attorney and proxy set forth in Section 1.3 shall be revoked, terminated and of no further force and effect; provided, however, that (x) nothing set forth in this Section 5.3 shall relieve any party from liability for any breach of this Agreement prior to termination hereof and (y) the provisions of this Article V shall survive any termination of this Agreement.

Section 5.4      Amendments and Waivers.

(a)        Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

(b)        No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

Section 5.5   Expenses.  Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, whether or not the Offer or the Merger is consummated.

Section 5.6   Binding Effect; Benefit; Assignment.

(a)        The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.  No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any person other than the parties hereto and their respective successors and assigns.

(b)        No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that each of Parent and Purchaser may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one or more direct or indirect wholly owned subsidiaries of Parent at any time; provided, that such transfer or assignment shall not relieve Parent or Purchaser of any of its obligations hereunder.

Section 5.7                       Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.  All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Delaware Court of Chancery, or if no such state court has proper jurisdiction, then the Federal courts located in the State of Delaware (collectively, the “Delaware Courts”).  The parties hereto hereby (a) submit to the exclusive jurisdiction of the Delaware Courts for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts.

Section 5.8                       Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement and the Transactions, as applicable, by, among other things, the mutual waivers and certifications in this Section 5.8.

Section 5.9                       Counterparts.  This Agreement may be executed and delivered (including by facsimile or other form of electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 5.10               Entire Agreement.  This Agreement, together with Annex I and the other documents and certificates delivered pursuant hereto, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to its subject matter.

Section 5.11               Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

Section 5.12               Specific Performance.  The parties hereto agree that each of Parent and Purchaser would be irreparably damaged if for any reason any Stockholder fails to perform any of the provisions of this Agreement in accordance with their specific terms or otherwise, and that each of Parent and Purchaser would not have an adequate remedy at law for money damages in such event.  Accordingly, it is agreed that each of Parent and Purchaser shall be entitled to specific performance and injunctive and other equitable relief to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions of this Agreement in any Delaware Court, in addition to any other remedy to which they are entitled at law or in equity.  Any and all remedies herein expressly conferred upon Parent and Purchaser will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon Parent or Purchaser, and the exercise by Parent or Purchaser of any one remedy will not preclude the exercise of any other remedy.

Section 5.13               Stockholder Capacity.  Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a Stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company.  Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or shall require any Stockholder to attempt to) limit, restrict or otherwise affect any Stockholder who is a director or officer of the Company or any of the Company Subsidiaries from acting in such capacity (it being understood that this Agreement shall apply to each Stockholder solely in each Stockholder’s capacity as a holder of the Subject Shares) or from fulfilling the obligations and responsibilities of such office (including the performance of obligations required by the fiduciary obligations and responsibilities under applicable Law of such Stockholder acting solely in his or her capacity as a director or officer).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MICROSEMI CORPORATION

By:	/s/ James J. Peterson
Name: James J. Peterson
Title: Chairman of the Board and
Chief Executive Officer

LLIU100 ACQUISITION CORP.

By:	/s/ Steven G . Litchfield
Name: Steven G . Litchfield
Title: President, Chief Executive Officer

[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

STOCKHOLDER

RAGING CAPITAL MASTER FUND, LTD.

By:	Raging Capital Management, LLC
Investment Manager

By:	/s/ William C. Martin
Name: William C. Martin
Title: Chairman

STOCKHOLDER

/s/ Matthew B. Frey
Name: Matthew B. Frey

STOCKHOLDER

/s/ Christopher R. Gardner
Name: Christopher R. Gardner

STOCKHOLDER

/s/ Steven P. Hanson
Name: Steven P. Hanson

[Signature Page to Support Agreement]

STOCKHOLDER

/s/ James H. Hugar
Name: James H. Hugar

STOCKHOLDER

/s/ Scot B. Jarvis
Name: Scot B. Jarvis

STOCKHOLDER

/s/ William C. Martin
Name: William C. Martin

STOCKHOLDER

/s/ Edward Rogas, Jr.
Name: Edward Rogas, Jr.

STOCKHOLDER

/s/ Kenneth H. Traub
Name: Kenneth H. Traub

[Signature Page to Support Agreement]

ANNEX I

Stockholder / Address*	Subject Shares

Raging Capital Master Fund, Ltd.**	14,321,127
Matthew B. Frey	42,875
Christopher R. Gardner	1,534,174
Steven P. Hanson	110,670
James H. Hugar	124,206
Scot B. Jarvis	126,283
William C. Martin	-
Edward Rogas, Jr.	124,856
Kenneth H. Traub	133,075

*                                        Unless otherwise noted, the address of each stockholder is 4721 Calle Carga, Camarillo, California 93012.

**                                C/O Raging Capital Management, LLC, Ten Princeton Avenue, PO Box 228, Rocky Hill, NJ 08553-0228.